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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
         Date of Report (Date of earliest event reported): March 1, 2007

                                  CALTON, INC.
             (Exact name of registrant as specified in its charter)

          NEW JERSEY                     1-8846                 22-2433361
(State or other jurisdiction    (Commission File Number)      (IRS Employer
     of incorporation)                                    Identification Number)

                           2050 40TH AVENUE, SUITE ONE
                            VERO BEACH, FLORIDA 32960
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (772) 794-1414



          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))


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SECTION 5   CORPORATE GOVERNANCE AND MANAGEMENT
-----------------------------------------------

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS
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Calton, Inc. (the "Company" or "Calton") has announced that its Board of
Directors has elected Vicky Savage as Vice President, Acting Chief Financial Officer and Treasurer for the Company, effective March 1, 2007.

Ms. Savage will be responsible for the day-to-day financial operations of the Company and its subsidiaries. She has served as Accounting Manager for the Company from December 2001 through February of 2007. From June of 2000 until November of 2001, she held the positions of Accountant, Finance Manager and Controller of the Company's subsidiary, eCalton.com, Inc., which sold its business in July 2006. Prior to June of 2000, Ms. Savage was Accounting Supervisor at Central Rural Electric Cooperative in Stillwater, Oklahoma.

The Board of Directors also announced that Ms. Savage will be the Company's principal financial and accounting officer, replacing Laura A. Camisa, whose affiliation with the Company terminated on February 28, 2007.



                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Calton, Inc.
                                        ----------------------------------------
                                        (Registrant)



                                    By: /s/ Anthony J. Caldarone
                                        ----------------------------------------
                                        Anthony J. Caldarone
                                        Chairman, President and CEO


Dated:  March 1, 2007